Exhibit 10.18

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (“Amendment”) is made and entered into this 27th day of October, 2016 by and between Somerset Holmdel Development I Urban Renewal, L.P. (“Landlord”) and iCIMS, Inc. (“Tenant”).

RECITALS

A.	Pursuant to a Lease Agreement dated July 8, 2016 (“Lease”) between Landlord and Tenant, Tenant leases the Premises (that is more particularly described in the Lease) from Landlord.

B.	Landlord and Tenant have agreed upon the final measurements of the RSF of the Premises.

C.	Landlord and Tenant now desire to amend and modify provisions of the Lease which are based upon the final calculated RSF for the Premises, all as more particularly set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are all hereby acknowledged by each of the parties Landlord and Tenant agree as follows:

1.	Recitals; Definitions. The Recitals set forth above are true and correct and by this referenced are incorporated herein in their entirety. All capitalized terms contained in this Amendment that are not otherwise defined herein will, for the purposes hereof, have the same meanings as are ascribed to them in the Lease.

2.	Lease Amendments. The Lease is hereby amended to reflect the revised RSF of the Premises as follows:

a.	Rentable Square Footage:

i.	Section 1.3 of the Lease is revised to provide that the RSF of the Premises is 340,449 RSF.

ii.	Section 1.3(A) of the Lease is revised to provide that the RSF of the Concourse Level Space is 37,989 RSF.

iii.	Section 1.3(C) of the Lease is revised to provide that the RSF of the First Floor Space is 12,910 RSF.

iv.	Section 1.3(E) of the Lease is revised to provide that the RSF of the Second Floor Space, is 72,388 RSF.

v.	Section 1.3(G) of the Lease is revised to provide that the RSF of the Third Floor Space is 72,388 RSF.

vi.	Section 1.3(I) of the Lease is revised to provide that the RSF of the Fourth Floor Space is 72,388 RSF.

vii.	Section 1.3(K) of the Lease is revised to provide that the RSF of the Fifth Floor Space is 72,388 RSF.

b.	Rent Credit.

i.	First Phase Rent Credit. The RSF of the First Phase is 195,676 RSF, and the table in Section 3.6 is replaced with the following table:

Month(s)	RSF	Fixed Rent (per RSF)	RSF	Fixed Rent (per RSF)	Monthly Amount of First Phase Rent Credit	Total Amount of First Phase Rent Credit
2-12	157,686	$24.00	37,989	$12.00	$353,361.00	$3,886,971.00
13	157,686	$24.40	37,989	$12.20	$359,250.35	$359,250.35
						$4,246,221.35

ii.	Second Phase Rent Credit. The RSF of the Second Phase is 72,388 RSF, and the table in Section 3.7 is replaced with the following table:

Month(s)	Fixed Rent (Per RSF)	Monthly Amount of Second Phase Rent Credit	Total Amount of Second Phase Rent Credit
10-12	$24.00	$144,776.00	$434,328.00
13-21	$24.40	$147,188.93	$1,324,700.40
			$1,759,028.40

iii.	Third Phase Rent Credit. The RSF of the Third Phase is 72,388 RSF, and the table in Section 3.8 is replaced with the following table:

Month(s)	Fixed Rent (Per RSF)	Monthly Amount of Third Phase Rent Credit	Total Amount of Third Phase Rent Credit
28-36	$24.80	$149,601.87	$1,346,416.80
37-39	$25.20	$152,014.80	$456,044.40
			$1,802,461.20

c.

Tenant’s Share. Section 4.1(I) is revised to provide that Tenant’s Share means 16.54% as of the First Phase Rent Commencement Date, 22.66% as of the Second Phase Rent Commencement Date, and 28.79% as of the Third Phase Rent Commencement Date.

d.	Landlord’s Contribution. Section 20.3(I) is revised to provide that Landlord’s Contribution will be equal to $13,872,580.00, allocated as follows:

i.	The First Phase Contribution is $8,805,420.00 ($45.00 multiplied by 195,676 RSF);

ii.	The Second Phase Contribution is $2,533,580.00 ($35.00 multiplied by 72,388 RSF);

iii.	The Third Phase Contribution is $2,533,580.00 ($35.00 multiplied by 72,388 RSF).

e.	Parking. Section 26.1 is amended to provide that Tenant’s parking allotment is 978 spaces for the First Phase, 361 spaces for the Second Phase, and 361 spaces for the Third Phase.

f.	Exhibits.

i.

Fixed Rent Schedule. The Fixed Rent Schedule attached to the Lease as Schedule “A” is replaced with the Fixed Rent Schedule set forth on Schedule “A-l” attached to this Amendment and made a part hereof.

ii.

Tenant’s Tax Projections. The Tenant’s Tax Projections attached to the Lease as Exhibit “D” is replaced with the Tenant’s Tax Projections set forth on Exhibit “D-l” attached to this Amendment and made a part hereof.

3.	No Defaults. The parties do hereby mutually agree and acknowledge that no default under, and no breach of any term and condition of the Lease has occurred or is continuing as of the date of this Amendment.

4.	No Other Amendments. The Lease includes this Amendment and all of the terms, covenants, and conditions set forth in the Lease will remain unmodified and in full force and effect. In the event of any inconsistencies between the balance of the Lease and this Amendment, the terms of this Amendment will govern.

5.	Authority. Tenant and Landlord each represent and warrant to the other that such party has the power and authority to enter into this Amendment and modify the Lease as set forth herein and such party does not need to obtain the consent of any third party with respect to the foregoing.

6.	Binding. This Amendment will be binding upon the parties hereto and their respective successors and assigns and may not be modified except by a writing signed by the parties who are then Landlord and Tenant under the Lease.

7.	Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original and all of which together will constitute one and the same Amendment. It will not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, so long as each party executes at least one counterpart.

IN WITNESS WHEREOF Landlord and Tenant have caused this First Amendment to Lease to be executed the day and year first above written.

WITNESS:	TENANT: ICIMS, INC., a New Jersey corporation
/s/ Courtney Dutter	By: /s/ Colin Day
Courtney Dutter	Name: Colin Day
Senior Corporate Counsel	Title: CEO

WITNESS:	LANDLORD: SOMERSET HOLMDEL DEVELOPMENT I URBAN RENEWAL, L.P., a New Jersey limited partnership
By: Somerset Holmdel, LLC, its general partner
By: /s/ Raphael Zucker
Name: Raphael Zucker
Its: Managing Member

SCHEDULE “A-1”

FIXED RENT SCHEDULE

Month	RSF1	$/RSF	RSF2	$/RSF	Final RSF	$/RSF	Rent per RSF	Monthly
1	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
2	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
3	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
4	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
5	157.686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
6	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
7	157.686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
8	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
9	157,686	24.00	37,989	12.00	195,675	21.67	4,240,332.00	353,361.00
10	230.074	24.00	37,989	12.00	268,063	22.30	5,977,644.00	498,137.00
11	230,074	24.00	37,989	12.00	268,063	22.30	5,977,644.00	498,137.00
12	230,074	24.00	37,989	12.00	268,063	22.30	5,977,644.00	498,137.00
13	250,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
14	230,074	24.40	37,989	12.20	268,063	22.67	6.077.271.40	506,439.28
15	230,074	24.40	37,989	12.20	268,063	22.67	6.077,271.40	506,439.28
16	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
17	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
18	230.074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
19	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
20	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
21	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
22	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
23	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
24	230,074	24.40	37,989	12.20	268,063	22.67	6,077,271.40	506,439.28
25	230,074	24.80	37,989	12.40	268,063	23.04	6,176,898.80	514,741.57
26	230,074	24.80	37,989	12.40	268,063	23.04	6,176,898.80	514,741.57
27	230,074	24.80	37,989	12.40	268,063	23.04	6,176,898.80	514,741.57
28	302,462	24.80	37,989	12.40	340,451	23.42	7,972,12120	664,343.43
29	302,462	24.80	37,989	12.40	340,451	23.42	7,972,12120	664,343.43
30	302,462	24.80	37,989	12.40	340,451	23.42	7,972,12120	664,343.43
31	302,462	24.80	37,989	12.40	340,451	23.42	7,972,121.20	664,343.43
32	302,462	24.80	37,989	12.40	340,451	23.42	7,972,121.20	664,343.43
33	302,462	24.80	37,989	12.40	340,451	23.42	7,972,121.20	664,343.43
34	302,462	24.80	37,989	12.40	340,451	23.42	7,972,12120	664,343.43
35	302,462	24.80	37,989	12.40	340,451	23.42	7,972,121.20	664,343.43
36	302,462	24.80	37,989	12.40	340,451	23.42	7,972,12120	664,343.43
37	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
38	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
39	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
40	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
41	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
42	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
43	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
44	302,462	25.20	37,989	12.60	340,451	23.79	8.100,703.80	675,058.65
45	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
46	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
47	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
48	302,462	25.20	37,989	12.60	340,451	23.79	8,100,703.80	675,058.65
49	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
50	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
51	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
52	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
53	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
54	302,462	25.60	37,989	12.80	340,451	24.17	8,229,285.40	685,773.87
55	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
56	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
57	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
58	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
59	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87
60	302,462	25.60	37,989	12.80	340,451	24.17	8,229,286.40	685,773.87

EXHIBIT “D-l”

TENANT’S TAX PROJECTIONS